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                                                                       EXHIBIT 4


    NUMBER                                                             SHARES
-------------      [SECURITY ASSET CAPITAL CORPORATION LOGO]       -------------

This          INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                25,000,000 SHARES COMMON STOCK AUTHORIZED, $.001

certifies                                                      CUSIP

                                            The shares represented by this
that                                        certificate have not been
                                            registered under the Securities Act
                                            of 1933, as amended, and they may
is the owners of                            not be sold, or otherwise
                                            transferred unless compliance with
                                            the registration  provisions of such
                                            Act has been made, or unless
                                            availability of an exemption from
                                            such registration provisions has
                                            been established, or unless sold
                                            pursuant to rule 144 under the
                                            Securities Act of 1933

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                   [SECURITY ASSET CAPITAL CORPORATION LOGO]

    transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

DATED:


                   [SECURITY ASSET CAPITAL CORPORATION SEAL]

/s/ David R. Walton                              /s/ Darell Musick
        SECRETARY                                         PRESIDENT

                                                  COUNTERSIGNED
                                                  PACIFIC STOCK TRANSFER COMPANY


                                                  P.O. Box 93385
                                                  Las Vegas, NV 89193
                                                  By
                                                  ------------------------------
                                                  AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT